UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 9, 2010
Date of Report (Date of earliest event reported)

 STEELCLOUD, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-24015	54-1890464
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20110 Ashbrook Place, Suite 130
Ashburn, VA 20147
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (703) 674-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements in this Current Report on Form 8-K (including the exhibits filed herewith) that are not purely historical facts, including statements regarding SteelCloud, Inc.’s beliefs, expectations, intentions or strategies for the future, may be forward-looking statements. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, the Company’s ability to obtain financing in the short term; general business conditions and the amount of growth in the computer industry and the general economy; competitive factors; ability to attract and retain key sales and management personnel; the price of the Company’s stock; and the risks and other factors set forth from time to time in the reports the Company files with the Securities and Exchange Commission (the “SEC”).  The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 4.01 Changes in Registrant's Certifying Accountant.

On August 9, 2010, SteelCloud, Inc. (the “Company”) dismissed its independent registered public accounting firm, Grant Thornton LLP. The decision to dismiss Grant Thornton LLP was approved by the Audit Committee of the Board of Directors of the Company.

Grant Thornton LLP’s reports on the Company's consolidated financial statements for each of the years ended October 31, 2009 and October 31, 2008 included language expressing substantial doubt as to the Company’s ability to continue as a going concern.  Except for the foregoing, Grant Thornton LLP’s reports did not contain an adverse opinion or a disclaimer of opinion, nor were they otherwise qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended October 31, 2009 and October 31, 2008 and through August 9, 2010, there were no disagreements between the Company and Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Grant Thornton LLP’s satisfaction, would have caused Grant Thornton LLP to make a reference to the subject matter of the disagreement in connection with its report for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Grant Thornton LLP with a copy of this Current Report on Form 8-K. A copy of Grant Thornton LLP’s letter, dated August 13, 2010, stating its agreement with the above statements is attached hereto as Exhibit 16.1.

On August 9, 2010, the Company engaged Aronson & Company to serve as its new independent registered public accounting firm for the fiscal year ending October 31, 2010.  During the Company’s fiscal years ended October 31, 2009 and October 31, 2008 and through August 09, 2010, neither the Company nor anyone acting on its behalf consulted Aronson & Company with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as defined in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from Grant Thornton LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEELCLOUD, INC.
Date: August 13, 2010
By: /s/ Brian H. Hajost
Name: Brian H. Hajost
Title: President and Chief Executive Officer